SCHEDULE 14A INFORMATION
               PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

               Filed by the Registrant (X)
               Filed by a Party other than the Registrant ( )

               Check the appropriate box:

               (X)   Preliminary Proxy Statement
               ( )   Definitive Proxy Statement
               ( )   Definitive Additional Materials
               ( )   Soliciting Material Pursuant to SECTION 240.14a-
                     11(c) or SECTION 240.14a-12

                         SELECT ASSET FUND, SERIES 2, INC.
                 (Name of Registrant as Specified in its Charter)

                         SELECT ASSET FUND, SERIES 2, INC.
                    (Name of Person(s) Filing Proxy Statement)

               Payment of Filing Fee (Check the appropriate box):
               (X) $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1) or 14a-6(i)(2).
               ( ) $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
               ( ) Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
                     1) Title of each class of securities to which
                        transaction applies:

                     2) Aggregate number of securities to which
                        transaction applies:

                     3) Per unit price or other underlying value of
                        transaction computed pursuant to Exchange
                        Act Rule 0-11:

                     4) Proposed maximum aggregate value of transaction:


               ( )   Check box if any part of the fee is offset as
               provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
                     1) Amount Previously Paid:

                     2) Form, Schedule or Registration Statement No.:

                     3) Filing Party:

                     4) Date Filed: